Detail of Selected Balance Sheet Accounts (FY) (Tables)	12 Months Ended
Jun. 30, 2019
Payables and Accruals [Abstract]
Schedule of Accrued expenses and Other Payables
Accrued expenses and other payables consisted of the following (in thousands):

	June 30,
	2019	2018
Accounts payable — trade	$154	$496
Accrued payroll, vacation and bonuses	82	80
Deferred revenue	120	206
GTI royalty expenses due to GTI	750	250
Interest payable	220	220
Other	478	429
	$1,804	$1,681